UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2018

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

201 Santa Monica Boulevard, Suite 500 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598-5410
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⁬☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Employment Agreement

On January 11, 2018, upon recommendation from the compensation committee (the "Compensation Committee") of the board of directors (the "Board") of Opiant Pharmaceuticals, Inc. (the "Company") and approval by the Board on January 4, 2018, the Company entered into an Executive Employment Agreement (the “Crystal Agreement”) with Dr. Roger Crystal, pursuant to which Dr. Crystal will continue to serve as the Company’s President and Chief Executive Officer. The Crystal Agreement became effective January 11, 2018, and will continue until it is terminated pursuant to its terms. Dr. Crystal will receive an annual base salary of $574,000, be eligible for an annual cash bonus to be determined by the Compensation Committee, with a target of up to 50% of Dr. Crystal's base salary for each applicable fiscal year, and be eligible to participate in the Company's 2017 Long-Term Incentive Plan or other equity incentive plans as the Company may adopt. The Crystal Agreement contains restrictive covenants concerning confidentiality, non-solicitation and non-competition.

The Crystal Agreement may be terminated by Dr. Crystal or the Company at any time for any reason. In the event Dr. Crystal’s employment is terminated by the Company without Cause, or by Dr. Crystal for Good Reason (each as defined in the Crystal Agreement), Dr. Crystal will receive, provided that Dr. Crystal executes a Release (as defined in the Crystal Agreement), severance consisting of: (i) continued payments of his base salary then in effect for twelve (12) months following his date of termination, (ii) a lump-sum cash payment equal to 100% of his base salary then in effect, (iii) continued health coverage for twelve (12) months, in each case subject to the terms of the Crystal Agreement. In the event of Dr. Crystal's death or disability during the term of the Crystal Agreement, Dr. Crystal shall be entitled to any accrued amounts payable pursuant to the Crystal Agreement plus any earned but unpaid bonuses.

In the event that Dr. Crystal’s employment is terminated by the Company without Cause within two (2) years of a Change in Control (as defined in the Crystal Agreement), Dr. Crystal will receive: (i) an amount equal the sum of: (a) 150.00% of his base salary then in effect; and (b) with respect to his bonus, 150.00% of his base salary then in effect, payable in equal installments over twenty-four (24) months, (ii) continued health coverage for eighteen (18) months, and (iii) provided that Dr. Crystal signs a Release, full vesting of all stock options and other equity-based awards that have not vested, in each case subject to the terms of the Crystal Agreement.

The foregoing description of the Crystal Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Crystal Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Chief Financial Officer Employment Agreement

On January 11, 2018, upon recommendation from the Compensation Committee and approval by the Board on January 4, 2018, the Company entered into an Executive Employment Agreement (the “O’Toole Agreement”) with Mr. David O’Toole, pursuant to which Mr. O’Toole will continue to serve as the Company’s Chief Financial Officer. The O’Toole Agreement became effective January 11, 2018, and will continue until it is terminated pursuant to its terms. Mr. O’Toole will receive an annual base salary of $360,000, be eligible for an annual cash bonus to be determined by the Compensation Committee, with a target of up to 40% of Mr. O'Toole's base salary for each applicable fiscal year, and be eligible to participate in the Company's 2017 Long-Term Incentive Plan or other equity incentive plans as the Company may adopt. The O'Toole Agreement contains restrictive covenants concerning confidentiality, non-solicitation and non-competition.

The O’Toole Agreement may be terminated by Mr. O’Toole or the Company at any time for any reason. In the event Mr. O’Toole’s employment is terminated by the Company without Cause, or by Mr. O’Toole for Good Reason (each as defined in the O’Toole Agreement), Mr. O’Toole will receive, provided that Mr. O'Toole executes a Release (as defined in the O’Toole Agreement), severance consisting of: (i) continued payments of his base salary then in effect for twelve (12) months following his date of termination, (ii) a lump-sum cash payment equal to 100% of his base salary then in effect, (iii) continued health coverage for twelve (12) months, in each case subject to the terms of the O’Toole Agreement. In the event of Mr. O'Toole's death or disability during the term of the O'Toole Agreement, Mr. O'Toole shall be entitled to any accrued amounts payable pursuant to the O'Toole Agreement plus any earned but unpaid bonuses.

In the event that Mr. O’Toole’s employment is terminated by the Company without Cause within two (2) years of a Change in Control (as defined in the O’Toole Agreement), Mr. O’Toole will receive: (i) an amount equal the sum of: (a) 100.00% of his base salary then in effect; and (b) with respect to his bonus, 100.00% of his base salary then in effect, payable in equal installments over twenty-four (24) months, (ii) continued health coverage for twelve (12) months, and (iii) provided that Mr. O’Toole signs a Release, full vesting of all stock options and other equity-based awards that have not vested, in each case subject to the terms of the O’Toole Agreement.

The foregoing description of the O’Toole Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the O’Toole Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Chief Medical Officer Employment Agreement

On January 11, 2018, upon recommendation from the Compensation Committee and approval by the Board on January 4, 2018, the Company entered into an Executive Employment Agreement (the “Skolnick Agreement”) with Dr. Phil Skolnick, pursuant to which Dr. Skolnick will continue serve as the Company’s Chief Medical Officer. The Skolnick Agreement became effective January 11, 2018, and will continue until it is terminated pursuant to its terms. Dr. Skolnick will receive an annual base salary of $410,000, be eligible for an annual cash bonus to be determined by the Compensation Committee, with a target of up to 40% of Dr. Skolnick's base salary for each applicable fiscal year, and be eligible to participate in the Company's 2017 Long-Term Incentive Plan or other equity incentive plans as the Company may adopt. The Skolnick Agreement contains restrictive covenants concerning confidentiality, non-solicitation and non-competition.

The Skolnick Agreement may be terminated by Dr. Skolnick or the Company at any time for any reason. In the event Dr. Skolnick’s employment is terminated by the Company without Cause, or by Dr. Skolnick for Good Reason (each as defined in the Skolnick Agreement), Dr. Skolnick will receive, provided that Dr. Skolnick executes a Release (as defined in the Skolnick Agreement), severance consisting of: (i) continued payments of his base salary then in effect for twelve (12) months following his date of termination, (ii) a lump-sum cash payment equal to 100% of his base salary then in effect, (iii) continued health coverage for twelve (12) months, in each case subject to the terms of the Skolnick Agreement. In the event of Dr. Skolnick's death or disability during the term of the Skolnick Agreement, Dr. Skolnick shall be entitled to any accrued amounts payable pursuant to the SkolnickAgreement plus any earned but unpaid bonuses.

In the event that Dr. Skolnick’s employment is terminated by the Company without Cause within two (2) years of a Change in Control (as defined in the Skolnick Agreement), Dr. Skolnick will receive: (i) an amount equal the sum of: (a) 100.00% of his base salary then in effect; and (b) with respect to his bonus, 100.00% of his base salary then in effect, payable in equal installments over twenty-four (24) months, (ii) continued health coverage for twelve (12) months, and (iii) provided that Dr. Skolnick signs a Release, full vesting of all stock options and other equity-based awards that have not vested, in each case subject to the terms of the Skolnick Agreement.

The foregoing description of the Skolnick Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Skolnick Agreement, a copy of which is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.
`

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1	Executive Employment Agreement, dated January 11, 2018, by and between Dr. Roger Crystal and Opiant Pharmaceuticals, Inc.

10.2	Executive Employment Agreement, dated January 11, 2018, by and between Mr. David O’Toole and Opiant Pharmaceuticals, Inc.

10.3	Executive Employment Agreement, dated January 11, 2018, by and between Dr. Phil Skolnick and Opiant Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: January 16, 2018	By:	/s/ David D. O’Toole
Name: David D. O’Toole
Title: Chief Financial Officer